China Wastewater Inc.
Formerly Alpha Wastewater Inc.
(A Development Stage Company)
Balance Sheets

ASSETS
	As of	As of
	September 30,	December 31,
	2010	2009
	UNAUDITED	AUDITED

CURRENT ASSETS

Cash and cash equivalents	$ -	$ -

TOTAL ASSETS	$ -	$ -

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Due to related party	$ 103,769	$ -

TOTAL LIABILITIES	103,769	-

STOCKHOLDERS' DEFICIT
Capital Stock
Authorized:
75,000,000 common shares, $0.001 par value
Issued and outstanding shares:
40,000,000 common shares	40,000	40,000
Additional Paid In Capital	478,356	478,356
Accumulated other comprehensive income	(23,745)	(24,210)
Deficit accumulated during the development stage	(598,380)	(494,146)

Total Stockholders' Deficit	(103,769)	-

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ -	$ -

- The accompanying notes are an integral part of these financial statements -

China Wastewater Inc.
Formerly Alpha Wastewater Inc.
(A Development Stage Company)
Statements of Operations
					Cumulative from
	3 Months	3 Months	9 Months	9 Months	Inception
	Ended	Ended	Ended	Ended	Through
	September 30,	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009	2010
	UNAUDITED	UNAUDITED	UNAUDITED	UNAUDITED	UNAUDITED
REVENUES	$ -	$ -	$ -	$ -	$ -

OPERATING EXPENSES
Salary	-	81,867	-	81,867	251,854
Consulting and professional fees	-	12,446	12,986	38,764	158,346
General and administrative	15,753	6,895	91,246	14,636	188,180

Total Operating Expenses	15,753	101,208	104,232	135,267	598,380

OPERATING LOSS	(15,753)	(101,208)	(104,232)	(135,267)	(598,380)

Other Income (Expense)	-	-	-	-

Provision for Income Taxes	-	-	-	-

Net (Loss)	$ (15,753)	$ (101,208)	$ (104,232)	$ (135,267)	$ (598,380)

OTHER COMPREHENSIVE INCOME (LOSS)

Foreign currency translation adjustment	(731)	(28,559)	465	(29,756)	(23,745)

TOTAL COMPREHENSIVE LOSS	$ (16,484)	$ (129,767)	$ (103,767)	$ (165,023)	$ (622,125)

PER SHARE DATA:

Basic and diluted (loss) per
common share	$ (0.00)	$ -	$ (0.00)	$ -

Weighted average number of
common shares outstanding	40,000,000	-	40,000,000	-

- The accompanying notes are an integral part of these financial statements -

China Wastewater Inc.
Formerly Alpha Wastewater Inc.
(A Development Stage Company)
Statements of Cash Flows

Cumulative from
	9 Months	9 Months	Inception
	Ended	Ended	Through
	September 30,	September 30,	September 30,
	2010	2009	2010
	UNAUDITED	UNAUDITED	UNAUDITED

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$ 104,232	$ (135,267)	$ (598,380)
Adjustments to reconcile net income (loss)
to net cash from operating activities:
Expenses paid on Company's behalf
by a related party	104,232	135,267	598,380

Net Cash Used in Operating Activities	-	-	-

CASH FLOWS FROM INVESTING ACTIVITIES	-	-	-

CASH FLOWS FROM FINANCING ACTIVITIES	-	-	-

NET CHANGE IN CASH	-	-	-

CASH AT BEGINNING OF PERIOD	-	-	-

CASH AT END OF PERIOD	$ -	$ -	$ -

Supplemental Cash Flow Disclosures

Cash paid for Interest	-	-	-
Cash paid for Income Taxes	-	-	-

Non-Cash Investing and
Financing Activities

Common stock issued for debt	$ -	$ -	$ 518,356

- The accompanying notes are an integral part of these financial statements -

CHINA WASTEWATER INC.

FORMERLY ALPHA WASTEWATER INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 1 – CONDENSED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at September 30, 2010, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2009 audited financial statements. The results of operations for the period ended September 30, 2010 is not necessarily indicative of the operating results for the full year.

NOTE 2 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

CHINA WASTEWATER INC.

FORMERLY ALPHA WASTEWATER INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements

Below is a listing of the most recent accounting pronouncements issued since the December 31, 2009 audited financial statements of the Company were released and through October 20, 2010. The Company has evaluated these pronouncements and does not expect their adoption to have a material impact on the Company’s financial position, or statements.

•

Accounting Standards Update 2010-17 Revenue Recognition- Milestone Method (Topic 605): Milestone Method of Revenue Recognition – a consensus of the FASB emerging issues task force. Effective for fiscal years on or after June 15, 2010.

•

Accounting Standards Update 2010-12 Income Taxes (Topic 740): Accounting for Certain Tax Effects of the 2010 Health Care Reform Acts (SEC Update). Effective July 1, 2010.

•

Accounting Standards Update 2010-11Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives. Effective July 1, 2010.

•

Accounting Standards Update 2010-09 Subsequent Events (topic 855): Amendments to Certain Recognition and Disclosure Requirements. Effective July 1, 2010.

•

Accounting Standards Update 2010-06 Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. Effective July 1, 2010.

•

Accounting Standards Update 2010-05 Compensation-Stock Compensation (Topic718): Escrowed share arrangements and the Presumption of Compensation (SEC Update). Effective July 1, 2010.

•

Accounting Standards Update 2010-04 (ASU 2010-04), Accounting for Various Topics-Technical Corrections to SEC Paragraphs. Effective July 1, 2010.

NOTE 3 – RELATED PARTY NOTES PAYABLE

Since 2007, Asiamera Capital, Inc., a related party, has been paying a majority of the Company’s expenses.  As of December 31, 2009, the Company issued common stock in the amount of
$518,356 to Asiamera for the extinguishment of the total liability owed to Asiamera at that time.   As the Company had no readily determinable value at the time of issuance, the shares were valued at par ($0.001), and the remaining value of the debt was recorded to additional paid-in capital.   Subsequent to December 31, 2009, Asiamera continue to advance funds for payment of liabilities on the Company’s behalf.  As of September 30, 2010 and December 31, 2009, the Company was obligated to Asiamera in the amount of $103,038 and $-0-, respectively.  The Company has no formal agreement with Asiamera regarding payment of expenses on its behalf, and there is no assurance that Asiamera will provide financing for the Company in the future.

NOTE 4 – SUBSEQUENT EVENTS

On August 23, 2010, the Company entered into a definitive agreement and plan of reorganization with Silicon South, Inc. whereby the parties agreed to exchange 40,000,000 shares of restricted common stock of the Company for 40,000,000 shares of restricted common stock of Silicon South, Inc., thereby making Alpha Wastewater, Inc. a wholly owned subsidiary of Silicon South, Inc. This agreement was amended on October 25, 2010, to extend the closing date and to change certain other requirements.   Closing under this agreement was completed on November 9, 2010.

CHINA WASTEWATER INC.

FORMERLY ALPHA WASTEWATER INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2010 and 2009

On July 9, 2010, the Company entered into a funding agreement (the “Funding Agreement”) with Weibiao Xu and Associates, a Republic of China Funding Group (“CFG”).  Under the terms of the Funding Agreement, CFG subscribed for the purchase of shares of the Company’s common stock, and was also granted an option to purchase additional shares. By Addendum dated October 18, 2010, the Funding Agreement was amended to specify that the subscription from CFG would be treated as being for the purchase of shares of the Company at the time that the Company is able to complete the issuance of such shares.  CFG has advanced a total of $1,200,000 pursuant to the Funding Agreement.  Of this amount, a total of $1,000,000 is currently being held in trust by the Company to be applied to the future purchase of shares, when available.  With the consent of CFG, the remaining $200,000 has been characterized by the Company as a non-interest bearing loan, due and payable on demand, and convertible at the election of the Company into shares of common stock at a price of $0.25 per share

In accordance with ASC 855-10 the Company has evaluated all material subsequent events from the balance sheet date through the date of this report. There have been no reportable subsequent events.